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                                                                    Exhibit 10.4

                            ADMINISTRATION AGREEMENT

                                  by and among

                      CAPITAL ONE AUTO FINANCE TRUST 2003-A

                                    as Issuer

                         CAPITAL ONE AUTO FINANCE, INC.

                                as Administrator

                                       and

                               JPMORGAN CHASE BANK

                              as Indenture Trustee

                            Dated as of June 3, 2003

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                                TABLE OF CONTENTS

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                                                                           Page
SECTION 1.   DEFINITIONS AND USAGE..........................................  2

SECTION 2.   DUTIES OF THE ADMINISTRATOR....................................  3

SECTION 3.   RECORDS ....................................................... 11

SECTION 4.   COMPENSATION................................................... 11

SECTION 5.   ADDITIONAL INFORMATION TO BE FURNISHED TO THE ISSUER........... 11

SECTION 6.   INDEPENDENCE OF THE ADMINISTRATOR.............................. 11

SECTION 7.   NO JOINT VENTURE............................................... 11

SECTION 8.   OTHER ACTIVITIES OF ADMINISTRATOR.............................. 11

SECTION 9.   TERM OF AGREEMENT; RESIGNATION AND REMOVAL OF
             ADMINISTRATOR.................................................. 12

SECTION 10.  ACTION UPON TERMINATION, RESIGNATION OR REMOVAL................ 13

SECTION 11.  NOTICES ....................................................... 13

SECTION 12.  AMENDMENTS..................................................... 14

SECTION 13.  SUCCESSORS AND ASSIGNS......................................... 15

SECTION 14.  GOVERNING LAW.................................................. 15

SECTION 15.  HEADINGS ...................................................... 15

SECTION 16.  COUNTERPARTS................................................... 15

SECTION 17.  SEVERABILITY................................................... 15

SECTION 18.  NOT APPLICABLE TO CAPITAL ONE AUTO FINANCE, INC. IN
             OTHER CAPACITIES................ .............................. 16

SECTION 19.  LIMITATION OF LIABILITY OF OWNER TRUSTEE AND
             INDENTURE TRUSTEE.............. ............................... 16

SECTION 20.  BENEFITS OF THE ADMINISTRATION AGREEMENT....................... 16

SECTION 21.  NONPETITION COVENANTS.......................................... 16

SECTION 22.  LIMITATION OF LIABILITY........................................ 17

                                       -i-

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                            ADMINISTRATION AGREEMENT

     This ADMINISTRATION AGREEMENT, dated as of June 3, 2003 (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), is by and among CAPITAL ONE AUTO FINANCE TRUST 2003-A, a Delaware statutory trust (the "Issuer"), CAPITAL ONE AUTO FINANCE, INC., a Texas corporation, as administrator (the "Administrator"), and JPMORGAN CHASE BANK, a national banking association, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee").

     WHEREAS, the Issuer is issuing the Notes pursuant to the Indenture and has entered into certain agreements in connection therewith, including (i) the Contribution Agreement, (ii) the Note Depository Agreement, (iii) the Indenture,
(iv) the Servicing Agreement, (v) the Insurance Agreement, (vi) the Trust Agreement and (vii) the Interest Rate Swap Agreement (the Contribution Agreement, the Note Depository Agreement, the Indenture, the Servicing Agreement, the Insurance Agreement, the Administration Agreement, the Trust Agreement and the Interest Rate Swap Agreement being referred to hereinafter collectively as the "Related Agreements");

     WHEREAS, the Issuer and Wilmington Trust Company, not in its individual capacity, but as owner trustee of the Issuer (the "Owner Trustee") desire to have the Administrator perform certain duties of the Issuer and the Owner Trustee (in its capacity as Owner Trustee) under the Related Agreements and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer may from time to time request; and

     WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1.    Definitions and Usage.

     (a) Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in the Indenture.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires:
(i) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (ii) terms defined in Article 9 of the UCC as in effect in the State of Delaware and not otherwise defined in this

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Agreement are used as defined in that Article; (iii) the words "hereof,"
"herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (iv) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Agreement, and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (v) the term "including" means "including without limitation"; (vi) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (vii) references to any Person include that Person's successors and assigns; and (viii) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     Section 2.    Duties of the Administrator.

     (a)     Duties with Respect to the Indenture and the Note Depository
Agreement.

             (i) The Administrator agrees to perform all of its duties as Administrator and the duties of the Issuer and the Owner Trustee (in its capacity as Owner Trustee) under the Note Depository Agreement. In addition, the Administrator shall consult with the Issuer and the Owner Trustee regarding the duties of the Issuer and the Owner Trustee under the Indenture and the Note Depository Agreement.

             (ii) The Administrator shall monitor the performance of the Issuer and the Owner Trustee and shall advise the Issuer and the Owner Trustee when action is necessary to comply with the Issuer and the Owner Trustee's duties under the Indenture and the Note Depository Agreement.

             (iii) The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by appropriate persons of, all such documents, reports, filings, instruments, certificates and opinions that shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Indenture and the Note Depository Agreement.

             (iv) In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer or the Owner Trustee to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to sections of the Indenture):

                   (A) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.07);

                   (B) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Sections 2.02 and 2.05);

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                   (C)  the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of property from the lien of the Indenture (Section 2.18);

                   (D) the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.13);

                   (E)  the duty to cause newly appointed Note Paying
     Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

                   (F) the direction to the Indenture Trustee to deposit monies with Note Paying Agents, if any, other than the Indenture Trustee
     (Section 3.03);

                   (G) the obtaining and preservation of the Issuer's qualification to do business with respect to the Trust Property in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Trust Property and each other instrument or agreement included in the Trust Estate (Section 3.12(a));

                   (H) the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Trust Estate (Section 3.05);

                   (I) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Trust Estate, and the annual delivery of the Officer's Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.07);

                   (J) the identification to the Indenture Trustee in an Officer's Certificate of any Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.01(b));

                   (K) the notification of the Indenture Trustee, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) and the Rating Agencies of an Event of Servicing Default under the Servicing Agreement and, if such Event of Servicing Termination arises from the failure of the Servicer to perform any of its duties under the Servicing Agreement with respect to the Receivables, the taking of all reasonable steps available to remedy such failure (Section 4.01(c));

                   (L) the preparation and obtaining of documents and instruments required for the transfer by the Issuer of its properties or assets (Section 3.10(b)(ii));

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                   (M)  the duty to cause the Servicer to comply with
     Sections 2.09, 2.10, 2.11, 2.21 and 3.02 of the Servicing Agreement (Section 3.01(f));

                   (N)  the delivery of written notice to the Indenture
     Trustee and the Rating Agencies of each Event of Default under the Indenture and each Event of Servicing Default by the Servicer or the Seller under the Servicing Agreement (Section 7.02);

                   (O) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinions of Counsel and the Independent Certificate relating thereto (Section 3.01);

                   (P) the monitoring of the Issuer's obligations as to the satisfaction, discharge and defeasance of the Notes and the preparation of an Officer's Certificate and the obtaining of an opinion of a nationally recognized firm of independent certified public accountants, a written confirmation thereof and the Opinions of Counsel relating thereto (Section 3.01);

                   (Q)  the preparation and delivery of an Officer's
     Certificate to the Indenture Trustee after the occurrence of any event which with the giving of notice and the lapse of time would become an Event of Default under Section 9.01(b) of the Indenture, its status and what action the Issuer is taking or proposes to take with respect thereto (Section 9.01);

                   (R) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Trust Estate at one or more public or private sales called and conducted in any manner permitted by law if an Event of Default shall have occurred and be continuing (Section 9.04);

                   (S) the preparation and delivery of notice to Noteholders and the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full) of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 7.10);

                   (T) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections 7.10 and 7.13);

                   (U) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 12.01);

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                   (V)  the preparation and, after execution by the
     Issuer, the filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 12.03);

                   (W) the preparation and delivery of Issuer Orders, Officer's Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment, to the extent permitted, of funds in such accounts (Sections 5.01, 5.04, 5.05, 5.06, 5.08 and 5.10);

                   (X) the preparation of an Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate (Section 5.14);

                   (Y) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 10.01, 10.02, 10.03 and 10.04);

                   (Z) the execution and delivery of new Notes conforming to any supplemental indenture (Section 10.06);

                   (AA) directing the Issuer to redeem the Notes (Section 6.02);

                   (BB) the notification of Noteholders of redemption of the Notes or duty to cause the Indenture Trustee to provide such notification (Section 6.03);

                   (CC) the preparation and delivery of all Officer's Certificates and the obtaining of Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 14.01(a));

                   (DD) the preparation and delivery of Officer's
     Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 14.01(b));

                   (EE) the notification of the Rating Agencies, upon the failure of the Indenture Trustee to give such notification, of the information required pursuant to Section 14.04 of the Indenture (Section 14.04);

                   (FF) the recording of the Indenture, if applicable (Section 14.16);

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                   (GG) the duties of the Issuer under Section 8.01 of the
     Indenture related to its obligations under the Interest Rate Swap Agreement; and

                   (HH) all other duties of the Issuer and the Owner
                        Trustee under the Indenture.

             (v) With respect to the payment of Fees and Indemnification by the Administrator, the Administrator will:

                   (A) pay the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) pursuant to the terms of the Indenture Trustee Fee Letter dated June 3, 2003;

                   (B) pay to each agent of the Indenture Trustee from time to time reasonable compensation for its services as agreed upon between such agent and the Administrator;

                   (C) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of such agents and counsel as the Indenture Trustee may employee in connection with the exercise and performance of its rights and its duties under the Indenture), except any such expense, disbursement or advance as may be attributable to its gross negligence;

                   (D) indemnify the Indenture Trustee (individually and in its capacity as such) and its successors, assigns, directors, officers, employees and agents against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by it in connection with the acceptance or the administration of the trust created under the Indenture and the performance of its duties thereunder; provided, however, that the Administrator shall not be liable for or required to indemnify the Indenture Trustee from and against any of the foregoing expenses arising or resulting from the Indenture Trustee's own gross negligence or to the extent arising from the breach by the Indenture Trustee of any of its representations and warranties and covenants set forth in the Indenture;

                   (E) pay to the Owner Trustee from time to time reasonable compensation for all services rendered by the Owner Trustee under the Trust Agreement (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) pursuant to the terms of the Owner Trustee Fee Letter dated June 3, 2003;

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                   (F)  except as otherwise expressly provided for in the
     Trust Agreement, reimburse the Owner Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Owner Trustee in accordance with any provision of the Trust Agreement (including the reasonable compensation, expenses and disbursements of such agents and counsel as the Owner Trustee may employee in connection with the exercise and performance of its rights and its duties under the Trust Agreement), except any such expense that may be attributable to its willful misconduct, negligence or bad faith; and

                   (G) indemnify the Owner Trustee (individually and in its capacity as such) and its successors, assigns, directors, officers, employees and agents from and against, any and all loss, liability, expense, tax, penalty or claim (including reasonable legal fees and expenses) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of the Trust Agreement, the Transaction Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee under the Trust Agreement, provided, however, that the Administrator shall not be liable for or required to indemnify the Owner Trustee from and against any of the foregoing expenses arising or resulting from any of the matters described in the third sentence of Section 7.1 of the Trust Agreement.

             Indemnification under this subsection shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement or any other Transaction Document. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "Indemnified Person") shall promptly notify the Administrator in writing, and the Administrator, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Administrator designates in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. The Administrator shall not be liable for any settlement of any claim or proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Administrator agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. The Administrator shall not, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding. If the Administrator shall have made any indemnity payments pursuant to this subsection and the Person to or on behalf of whom such payments are made thereafter shall collect any

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     of such amounts from others, such Person shall promptly repay such amounts to the Administrator, without interest.

     (b) Duties with Respect to the Interest Rate Swap Agreement. The Administrator agrees, unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full, to cause the Issuer to maintain in effect the Interest Rate Swap Agreement with respect to the Class A-3-B Notes.

     (c) Duties with Respect to the Insurance Agreement. The Administrator agrees to cause the Issuer to maintain in effect the Insurance Agreement with respect to the Class A Notes.

     (d) Duties with Respect to the Servicing Agreement. The Administrator agrees that it shall be responsible for performance of the duties and obligations of the Issuer or the Owner Trustee set forth in the Servicing Agreement including, without limitation, the duties and obligations set forth in Sections 2.01(e), 2.05(b), 2.06(c), 2.08(a), 2.22(b), 3.03(a), 4.03, 5.02(d),
5.07, 6.02, 7.07 and 7.08 therein.

     (e) Additional Duties. In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements and any filings required pursuant to the Sarbanes-Oxley Act, and the Administrator shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Related Agreements and shall monitor the performance of the Issuer or the Owner Trustee and shall advise the Issuer or the Owner Trustee when action is necessary to comply with the Issuer or the Owner Trustee duties under the Related Agreements. Subject to
Section 5 of this Agreement, and in accordance with the directions of the Issuer, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer and are reasonably within the capability of the Administrator:

             (i) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to a Residual Interestholder as contemplated in Section 5.2(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

             (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Issuer or the Owner Trustee set forth in Sections 5.5(a), (b), (c), (d) and (e), 5.6(a) and 9.1 of the Trust Agreement and Sections 2.01(d), 5.01(a), 7.02(a) and 7.10 of the Contribution Agreement.

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             (iii) The Administrator will provide prior to April 15, 2004, a certificate of an Authorized Officer in form and substance satisfactory to the Owner Trustee as to whether any tax withholding is then required and, if required, the procedures to be followed with respect thereto to comply with the requirements of the Code. The Administrator shall be required to update the letter in each instance that any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required.

             (iv) The Administrator shall perform the duties of the Administrator specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator pursuant to the Trust Agreement.

             (v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

         (e) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

                   (A)  the amendment of or any supplement to the Indenture;

                   (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables or Permitted Investments);

                   (C) the amendment, change or modification of the Related Agreements;

                   (D) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, the Paying Agent or the Indenture Trustee of its obligations under the Indenture; and

                   (E)  the removal of the Indenture Trustee.

         (f) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders under the

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Related Agreements, (y) sell the Trust Estate pursuant to Section 9.04 of the
Indenture or (z) take any other action that the Issuer directs the Administrator not to take on its behalf.

     Section 3. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Seller at any time during normal business hours.

     Section 4. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and, as reimbursement for its expenses related thereto, the Administrator shall be entitled to $2,500 annually which shall be solely an obligation of the Servicer.

     Section 5. Additional Information To Be Furnished to the Issuer . The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

     Section 6. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer, the Owner Trustee or the Indenture Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee (and, regardless of whether authorized by the Issuer, the Administrator shall have no such authority at all with respect to the Indenture Trustee) in any way and shall not otherwise be deemed an agent of the Issuer, the Owner Trustee or the Indenture Trustee.

     Section 7. No Joint Venture. Nothing contained in this Agreement shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, shall be construed to impose any liability as such on any of them or shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     Section 8. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

     Section 9.    Term of Agreement; Resignation and Removal of Administrator.

     (a) This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

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     (b)     Subject to Sections 9(e) and 9(f), the Administrator may resign its duties hereunder by providing the Issuer with at least sixty (60) days' prior written notice.

     (c) Subject to Sections 9(e) and 9(f), the Issuer may remove the Administrator without cause by providing the Administrator with at least sixty
(60) days' prior written notice.

     (d) Subject to Sections 9(e) and 9(f), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

             (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten (10) days (or, if such default cannot be cured in such time, shall not give within ten (10) days such assurance of cure as shall be reasonably satisfactory to the Issuer);

             (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within sixty (60) days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

             (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

     The Administrator agrees that if any of the events specified in clauses
(ii) or (iii) of this Section 9(d) shall occur, it shall give written notice thereof to the Issuer within seven (7) days after the happening of such event.

     (e)     No resignation or removal of the Administrator pursuant to this
Section 9 shall be effective until (1) a successor Administrator shall have been appointed by the Issuer and (2) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

     (f) The appointment of any successor Administrator shall be effective only after approval by the Rating Agencies with respect to the proposed appointment.

     (g) Subject to Sections 9(e) and 9(f), the Administrator acknowledges that upon the appointment of a successor Servicer pursuant to the Servicing Agreement, the Administrator

                                      12         2003-A Administration Agreement
shall immediately resign and such successor Servicer shall automatically become the Administrator under this Agreement.

     Section 10. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a) or the resignation or removal of the Administrator pursuant to Section 9(b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 9(b) or (c), respectively, the Administrator shall cooperate with the Issuer and the Indenture Trustee and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

     Section 11. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

     (a)  if to the Trust, to:

                   Capital One Auto Finance Trust 2003-A
                   c/o Wilmington Trust Company
                   Rodney Square North
                   1100 North Market Street
                   Wilmington, Delaware 19890-0001
                   Attention:  Don MacKelcan
                   Telephone:  (302) 651-1119
                   Facsimile:  (302) 651-1576

                   With a copy to:

                   Mayer, Brown, Rowe & Maw
                   190 S. LaSalle Street
                   Chicago, Illinois  60603
                   Attention:  Stuart M. Litwin
                   Telephone:  (312) 782-0600
                   Facsimile:  (312) 701-7711

     (b)  if to the Owner Trustee, to:

                   Wilmington Trust Company
                   Rodney Square North
                   1100 North Market Street
                   Wilmington, Delaware 19890-0001
                   Attention:   Jeanne Oller

                                      13         2003-A Administration Agreement

                   Telephone:  (302) 636-6188
                   Facsimile:   (302) 636-4140

     (c)  if to the Administrator, to:

                   Capital One Auto Finance, Inc.
                   1680 Capital One Drive
                   McLean, Virginia  22102
                   Attention:  Manager of Securitization
                   Phone:  (703)  720-1000
                   Fax: (703) 720-2121

                   With a copy to:

                   Mayer, Brown, Rowe & Maw
                   190 S. LaSalle Street
                   Chicago, Illinois  60603
                   Attention:  Stuart M. Litwin
                   Telephone:  (312) 782-0600
                   Facsimile:  (312) 701-7711

     (d)  If to the Indenture Trustee, to:

                   JPMorgan Chase Bank
                   4 New York Plaza, 6/th/ Floor
                   New York, New York 10004-2413
                   Attention:  Structured Finance Administration - Capital One
                     Auto Finance 2003-A
                   Phone:  (212) 623-5379
                   Fax:  (212) 623-5932

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

     Section 12. Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee, without the consent of the Noteholders and the Residual Interestholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Residual Interestholders; provided that, unless the Rating Agency Condition shall have been satisfied, such amendment will not, materially and adversely affect the interest of any Noteholder or Residual Interestholder. This Agreement may also be amended by the Issuer, the Administrator and the Indenture Trustee for the purpose of adding any provisions to or changing

                                      14         2003-A Administration Agreement
in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Residual Interestholders; provided, however, that no such amendment may increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or the Residual Interestholders without the consent of the Noteholders of all the Notes Outstanding and the Residual Interestholders of the Residual Interest evidencing all the Residual Interest Balance. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the consent of the Seller, which permission shall not be unreasonably withheld.

     Section 13. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Indenture Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Indenture Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

     Section 14. Governing Law. This agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 15. Headings. The Section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

     Section 16. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be an original, but all of which together shall constitute but one and the same agreement.

     Section 17. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 18. Not Applicable to Capital One Auto Finance, Inc. in Other Capacities. Nothing in this Agreement shall affect any right or obligation Capital One Auto Finance, Inc. may have in any other capacity.

                                      15         2003-A Administration Agreement

     Section 19. Limitation of Liability of Owner Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Wilmington Trust Company not in its individual capacity but solely in the capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by JPMorgan Chase Bank not in its individual capacity but solely as Indenture Trustee and in no event shall the Indenture Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Indenture Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Indenture.

     Section 20. Benefits of the Administration Agreement. Nothing in this Agreement, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Note Insurer, the Swap Counterparty (unless the Interest Rate Swap Agreement has been terminated and all amounts owed to the Swap Counterparty have been paid in full), any separate trustee or co-trustee appointed under Section 7.13 of the Indenture and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     Section 21. Nonpetition Covenants. (i) Notwithstanding any prior termination of this Agreement, the Seller, the Administrator, the Owner Trustee and the Indenture Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition join in, encourage or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

     (ii) Notwithstanding any prior termination of this Agreement, the parties hereto shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce, petition join in, encourage or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other

                                      16         2003-A Administration Agreement
similar official of the Seller or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of the Seller.

     Section 22. Limitation of Liability. It is expressly understood and agreed by and between the parties hereto (i) that this Agreement is executed and delivered by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Amended and Restated Trust Agreement dated as of June 3, 2003 with Capital One Auto Receivables, LLC (the "Trust Agreement") in the exercise of the power and authority conferred and vested in it as such Owner Trustee, (ii) each of the representations, undertakings and agreements made herein by the Issuer are not personal representations, undertakings and agreements of Wilmington Trust Company, but are binding only the Issuer, (iii) nothing contained herein shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant of the Issuer either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under any such party, and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expense of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement.

                                      17         2003-A Administration Agreement

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                       CAPITAL ONE AUTO FINANCE
                                       RECEIVABLES 2003-A


                                       By:  WILMINGTON TRUST COMPANY, not
                                            in its individual capacity but
                                            solely as Owner Trustee


                                       By:     /s/  Donald G. MacKelcan
                                          --------------------------------------
                                                  Donald G. MacKelcan
                                                     Vice President

                                      S-1        2003-A Administration Agreement

                                       JPMORGAN CHASE BANK, not in its
                                       individual capacity but
                                       solely as Indenture Trustee


                                       By:    /s/  Patricia M.F. Russo
                                          --------------------------------------
                                                 Patricia M.F. Russo
                                                    Vice President

                                      S-2        2003-A Administration Agreement

                                       CAPITAL ONE AUTO FINANCE, INC., as
                                       Administrator


                                       By:     /s/  Jeffery A. Elswick
                                          --------------------------------------
                                                  Jeffery A. Elswick
                                               Manager of Securitization

                                      S-3        2003-A Administration Agreement

Acknowledged and Agreed

CAPITAL ONE AUTO FINANCE, INC., as
Servicer


By:    /s/  Jeffery A. Elswick
   --------------------------------
        Jeffery A. Elswick
     Manager of Securitization

                                      S-4        2003-A Administration Agreement